THE MARSICO INVESTMENT FUND

Marsico Flexible Capital Fund

Marsico Global Fund

Supplement dated July 27, 2018
to the Prospectus and Statement of Additional Information (“SAI”)
dated January 31, 2018, as supplemented

As previously communicated to shareholders in a supplement dated May 25, 2018, and an information statement/prospectus dated July 2, 2018, the reorganization of the Marsico Flexible Capital Fund (or “Acquired Fund”) with and into the Marsico Global Fund (or “Surviving Fund”) (the “Reorganization”) is expected to take place on or about August 3, 2018.

Regarding the Flexible Capital Fund/Acquired Fund, on August 1, 2018, in anticipation of the Reorganization, the Flexible Capital Fund/Acquired Fund expects to make a distribution to its shareholders who are holders of record as of July 31, 2018, which will have the effect of distributing to its shareholders all of the Flexible Capital Fund’s/Acquired Fund’s investment company taxable income, if any, for the taxable period ending on or about August 3, 2018 (computed without regard to any deduction for dividends paid) and all of its net capital gains, if any, realized in the taxable period ending on or about August 3, 2018 (after reduction for any available capital loss carry forwards). Such distributions may be included in the taxable income of Flexible Capital Fund/Acquired Fund shareholders, depending on a shareholder’s tax status. Please refer to the Marsico Funds’ website for additional information concerning the distribution.

Regarding the Global Fund/Surviving Fund, Marsico Capital Management, LLC (“MCM”), the Funds’ investment adviser, has entered into an expense limitation agreement with the Fund in which MCM has agreed to reduce the current contractual net expense cap for the Fund by 5 basis points from 1.50% to 1.45% upon the closing of the Reorganization at least through September 30, 2019.

Accordingly, effective as of the completion of the Reorganization, the following changes are made to the Funds’ Prospectus and SAI dated January 31, 2018:

•	All information and references regarding the Flexible Capital Fund/Acquired Fund are deleted.

•	In the Prospectus Fund Summary for the Marsico Global Fund/Surviving Fund on Page 16 under the caption “FEES AND EXPENSES OF THE FUND”, the captions “Annual Fund Operating Expenses” and “Example” as well as the corresponding verbiage and tables are deleted in their entirety and replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.80%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.75%
Total Annual Fund Operating Expenses(1)(2)	1.80%
Fee Waiver and/or Expense Reimbursement(1)	0.35%
Net Expenses(1)(2)	1.45%

(1)	The investment adviser has entered into a written expense limitation and fee waiver agreement under which it has agreed to limit the total expenses of the Fund (excluding taxes, interest, acquired fund fees and expenses, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) to an annual rate of 1.45% of the Fund’s average net assets until September 30, 2019. This expense limitation and fee waiver agreement may be terminated by the investment adviser at any time after September 30, 2019 upon 15 days prior notice to the Fund and its administrator. The investment adviser may recoup from the Fund fees previously waived or expenses previously reimbursed by the investment adviser with respect to that Fund pursuant to this agreement (or a previous expense limitation agreement) if: (1) such recoupment by the investment adviser does not cause the Fund, at the time of recoupment, to exceed the lesser of (a) the expense limitation in effect at the time the relevant amount was waived and/or reimbursed, or (b) the expense limitation in effect at the time of the proposed recoupment, and (2) the recoupment is made within three years after the fiscal year end date as of which the amount to be waived or reimbursed was determined and the waiver or reimbursement occurred.

(2)	Total Annual Fund Operating Expenses do not correlate to the “ratio of expenses to average net assets” provided in the Financial Highlights. The information in the Financial Highlights does not include the restatement of the expense limitation and fee waiver agreement amount applicable to the Fund for the entire fiscal year. The impact of the reduced expense limitation is reflected in the Fee Waiver and/or Expense Reimbursement and Net Expenses line items above.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the example reflects the current expense limitation for the one-year period and the first year of each additional period). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	$148
Three Years	$532
Five Years	$942
Ten Years	$2,087

•	The third paragraph of the section of the Prospectus entitled “More Information About the Funds/Fund Management—The Investment Adviser” discussing the expense limitation agreement is updated to reflect the new expense limit and the new termination date of the expense limitation agreement discussed above. Conforming changes also are deemed to be made to the SAI.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE